UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 19, 2016 (December 13, 2016)

_______________

EOG RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-9743 (Commission File Number)	47-0684736 (I.R.S. Employer Identification No.)

1111 Bagby, Sky Lobby 2
Houston, Texas  77002
(Address of principal executive offices) (Zip Code)

713-651-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EOG RESOURCES, INC.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    On and effective December 13, 2016, the Compensation Committee (Committee) of the Board of Directors of EOG Resources, Inc. (EOG) granted performance units to each of EOG's named executive officers, in each case under the terms of the Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan, as follows:

Named Executive Officer	Performance Units Granted

William R. Thomas	16,665
Gary L. Thomas	13,887
Lloyd W. Helms, Jr.	9,258
Timothy K. Driggers	6,480
Michael P. Donaldson	7,638

Consistent with the Committee’s prior grants of performance units, the performance metric applicable to these performance-based grants is EOG's Total Shareholder Return (as defined in the grant agreements) over a three-year performance period (in the case of these grants, January 2017 through December 2019) relative to the Total Shareholder Return of each of EOG's Peer Companies (as specified in the grant agreements) over such performance period.  Also consistent with the Committee’s prior grants of performance units, if EOG achieves median Total Shareholder Return performance over the performance period relative to the Peer Companies, 100% of the named executive officer's performance units will be earned; conversely, a performance multiple of 0% to 200% (as specified in the grant agreements) will be applied to the named executive officer's performance units if EOG's Total Shareholder Return performance over the performance period is below or above the median of the Peer Companies.

Subject to the termination provisions set forth in each named executive officer's grant agreement and the applicable performance multiple, the grants of performance units will “cliff” vest approximately three years from the date of grant - specifically, on the date of the Committee’s certification of (i) the Total Shareholder Return of EOG and of each of EOG's Peer Companies over the performance period and (ii) the applicable performance multiple. Such certification will be provided by the Committee in the first quarter of 2020, following the completion of the three-year performance period.

The terms and conditions of the grants are otherwise consistent with the Committee’s prior grants of performance units to EOG’s named executive officers. The foregoing description of the grants of performance units does not purport to be complete and is qualified in its entirety by reference to the form of grant agreement for the grants of performance units, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

10.1	Form of Performance Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (for grants made on and effective December 13, 2016).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EOG RESOURCES, INC. (Registrant)

Date: December 19, 2016	By: /s/ TIMOTHY K. DRIGGERS Name: Timothy K. Driggers Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

*10.1	-	Form of Performance Unit Award Agreement for Amended and Restated EOG Resources, Inc. 2008 Omnibus Equity Compensation Plan (for grants made on and effective December 13, 2016).

____________
* Exhibit filed herewith

4